191 P1 12/17

Supplement Dated DECEMBER 18, 2017

To the prospectus dated MaRCH 1, 2017

of

TEMPLETON FOREIGN SMALLER COMPANIES Fund

 (a series of Templeton Global Investment Trust)

On December 7, 2017, the Board of Trustees of Templeton Global Investment Trust approved a proposal to reorganize the Templeton Foreign Smaller Companies Fund (Fund), a series of Templeton Global Investment Trust with and into the Templeton Global Smaller Companies Fund.

It is anticipated that in the first calendar quarter of 2018, shareholders of the Fund will receive a Proxy and a Prospectus/Proxy Statement requesting their votes on the reorganization. If approved by Fund shareholders, the transaction is currently expected to be completed on or about June 1, 2018.

At the close of market on December 10, 2013, the Fund was closed to new investors with limited exceptions as noted below. Existing investors who had an open and funded account on December 10, 2013 can continue to invest through exchanges and additional purchases. The following limited exceptions apply: (1) clients of discretionary investment allocation programs where such programs had investments in the Fund prior to the close of business on December 10, 2013, (2) employer sponsored retirement plans or benefit plans and their participants where the Fund was available to participants prior to the close of business on December 10, 2013, (3) employer sponsored retirement plans or benefit plans that approved the Fund as an investment option as of December 10, 2013, but have not opened an account as of that date, may open accounts and make purchases of Fund shares, provided that the initial account is opened with the Fund on or prior to February 10, 2014, (4) other Franklin Templeton Funds, (5) trustees and officers of the Trust, and (6) members of the Fund’s portfolio management team. If the reorganization is approved by the Fund shareholders, the Fund will not accept any additional purchases or exchanges after the close of market on or about May 25, 2018. The Fund reserves the right to change this policy at any time.

Please keep this supplement with your prospectus for future reference.